UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — May 8, 2013

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08
Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.02    Departure of Directors or Certain Officers; Election or Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

(e)    At the 2013 annual general meeting of shareholders of Assured Guaranty Ltd. ("AGL") held on May 8, 2013, AGL's shareholders approved the Employee Stock Purchase Plan, as amended through the second amendment (the "ESPP"), increasing the number of common shares available for issuance under the ESPP by 250,000 common shares, which shares are in addition to the 350,000 common shares previously reserved under the ESPP, for a total of 600,000 common shares. A more complete description of the ESPP is contained in AGL's proxy statement dated March 22, 2013 (the "2013 Proxy Statement") as filed with the Securities and Exchange Commission, under the heading "Proposal No. 3: Approval of Employee Stock Purchase Plan, as Amended," which is hereby incorporated herein by reference. For the full text of the ESPP, see Exhibit A to the 2013 Proxy Statement, which is hereby incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders

AGL convened its annual general meeting of shareholders on May 8, 2013 pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.	Election of directors
	1	Election of Neil Baron:
		For	Withheld	Broker Non-Votes
		171,825,287	321,616	13,744,376
	2	Election of Francisco L. Borges:
		For	Withheld	Broker Non-Votes
		154,340,347	17,806,556	13,744,376
	3	Election of G. Lawrence Buhl:
		For	Withheld	Broker Non-Votes
		154,336,016	17,810,887	13,744,376
	4	Election of Stephen A. Cozen:
		For	Withheld	Broker Non-Votes
		171,836,251	310,652	13,744,376
	5	Election of Dominic J. Frederico:
		For	Withheld	Broker Non-Votes
		171,829,582	317,321	13,744,376
	6	Election of Bonnie L. Howard:
		For	Withheld	Broker Non-Votes
		171,412,715	734,188	13,744,376
	7	Election of Patrick W. Kenny:
		For	Withheld	Broker Non-Votes
		171,767,357	379,546	13,744,376
	8	Election of Simon W. Leathes:
		For	Withheld	Broker Non-Votes
		171,392,264	754,639	13,744,376
	9	Election of Robin Monro-Davies:
		For	Withheld	Broker Non-Votes
		163,074,989	9,071,914	13,744,376

10	Election of Michael T. O’Kane:
For	Withheld	Broker Non-Votes
171,837,982	308,921	13,744,376
11	Election of Wilbur L. Ross, Jr.:
For	Withheld	Broker Non-Votes
135,343,852	36,803,051	13,744,376

2.	Advisory Vote on Executive Compensation
For	Against	Abstain	Broker Non-Votes
117,182,326	54,886,869	77,708	13,744,376

3.	Approval of Employee Stock Purchase Plan as Amended
For	Against	Abstain	Broker Non-Votes
168,525,354	3,572,436	49,113	13,744,376

4.	Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Auditors for year ending December 31, 2013
For	Against	Abstain
185,480,908	343,709	66,662

5.	Subsidiary Proposals
5.1	Authorizing the Company to vote for directors of its subsidiary, Assured Guaranty Re Ltd. (“AG Re”):
1	Election of Howard W. Albert:
For	Withheld	Broker Non-Votes
171,842,919	303,984	13,744,376
2	Election of Robert A. Bailenson:
For	Withheld	Broker Non-Votes
171,842,467	304,436	13,744,376
3	Election of Russell B. Brewer II:
For	Withheld	Broker Non-Votes
171,842,919	303,984	13,744,376
4	Election of Gary Burnet:
For	Withheld	Broker Non-Votes
171,842,241	304,662	13,744,376
5	Election of Stephen Donnarumma:
For	Withheld	Broker Non-Votes
171,835,685	311,218	13,744,376
6	Election of Dominic J. Frederico:
For	Withheld	Broker Non-Votes
171,829,808	317,095	13,744,376
7	Election of James M. Michener:
For	Withheld	Broker Non-Votes
171,842,354	304,549	13,744,376

	8	Election of Robert B. Mills:
		For	Withheld	Broker Non-Votes
		171,815,800	331,103	13,744,376

5.2	Authorizing the Company to vote for the appointment of PricewaterhouseCoopers LLP as AG Re’s independent auditors for the year ending December 31, 2013:
		For	Against	Abstain
		185,478,324	347,160	65,795

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/s/ James M. Michener
Name: James M. Michener
Title: General Counsel

DATE: May 9, 2013

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